UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 27, 2004

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                        1-6686                 13-1024020
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(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)

 1114 Avenue of the Americas, New York, New York                    10036
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   (Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code: 212-704-1200


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          (Former Name or Former Address, if Changed Since Last Report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Attached as exhibits are forms of stock option, restricted stock and restricted stock unit agreements used under The Interpublic Group of Companies, Inc. 2004 Performance Incentive Plan and The Interpublic Non-Management Directors' Stock Incentive Plan, as well as the forms of participation agreements used under the Interpublic Senior Executive Retirement Income Plan and the Interpublic Capital Accumulation Plan.

Item 9.01 Financial Statements and Exhibits.

   (c) Exhibits.

         10.1 -- The Interpublic Group Of Companies, Inc. 2004 Performance Incentive Plan - Form of 2004 Plan Option Certificate

         10.2 -- The Interpublic Group Of Companies, Inc. 2004 Performance Incentive Plan - Form of Instrument of Restricted Stock

         10.3 -- The Interpublic Group Of Companies, Inc. 2004 Performance Incentive Plan - Form of Instrument of Restricted Stock Units

         10.4 -- The Interpublic Non-Management Directors' Stock Incentive Plan
                 - Form of Plan Option Certificate

         10.5 -- The Interpublic Non-Management Directors' Stock Incentive Plan
                 - Form of Instrument of Restricted Shares

         10.6 -- The Interpublic Non-Management Directors' Stock Incentive Plan
                 - Form of Instrument of Restricted Share Units

         10.7 --  The Interpublic Senior Executive Retirement Income Plan
                  - Form of Participation Agreement

         10.8 -- The Interpublic Capital Accumulation Plan - Form of Participation Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: October 27, 2004             By:  /s/ Nicholas J. Camera
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                                        Nicholas J. Camera
                                        Senior Vice President, General Counsel
                                        and Secretary

                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------

   10.1 The Interpublic Group Of Companies, Inc. 2004 Performance Incentive Plan - Form of 2004 Plan Option Certificate
   10.2 The Interpublic Group Of Companies, Inc. 2004 Performance Incentive Plan - Form of Instrument of Restricted Stock
   10.3 The Interpublic Group Of Companies, Inc. 2004 Performance Incentive Plan - Form of Instrument of Restricted Stock Units
   10.4 The Interpublic Non-Management Directors' Stock Incentive Plan - Form of Plan Option Certificate
   10.5 The Interpublic Non-Management Directors' Stock Incentive Plan - Form of Instrument of Restricted Shares
   10.6 The Interpublic Non-Management Directors' Stock Incentive Plan - Form of Instrument of Restricted Share Units
   10.7 The Interpublic Senior Executive Retirement Income Plan - Form of Participation Agreement
   10.8 The Interpublic Capital Accumulation Plan - Form of Participation Agreement